Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ENACTED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Companhia Energética de Minas Gerais – CEMIG (the “Company”) is filing with the U.S. Securities and Exchange Commission, on the date hereof, its annual report on Form 20-F for the fiscal year ended December 31, 2015 (the “Report”). Pursuant to Exchange Act Rules 13a—14(b) or 15d—14(b) and to 18 U.S.C. Section 1350 as enacted pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, I, Fabiano Maia Pereira, Chief Officer for Finance and Investor Relations, hereby certify that:

To the best of my knowledge:

(a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

By:	/s/ Fabiano Maia Pereira
Name: Fabiano Maia Pereira
Title: Chief Officer for Finance and Investor Relations

Dated: November 14, 2016

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the U.S. Securities and Exchange Commission or its staff upon request.